UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2008 deltathree, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

419 Lafayette Street, New York, N.Y.	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 500-4850

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

As of July 15, 2008, deltathree, Inc. (the “Company”) and eMarketer, Inc. (“emarketer”), the subtenant of the Company’s offices located on the 32nd floor of 75 Broad Street, New York, N.Y. (the “Building”), entered into the Second Modification to Sublease Agreement (the “Second Sublease Modification”) and the Company, emarketer and 75 Broad Street, LLC (the “Landlord”), the owner and landlord of the Company’s principal executive offices located on the 31st floor of the Building, entered into the Consent to Sublease and Lease Extension Agreement (the “Consent”, and together with the Second Sublease Modification, the “Transaction Documents”).  The Company received the final executed Transaction Documents on August 4, 2008.

The Second Sublease Modification amended the Sublease dated August 25, 2003, as amended by the Sublease Modification Agreement dated September 10, 2003, by and between the Company and emarketer pursuant to which emarketer subleased from the Company the Company’s offices located on the 32nd floor of the Building.  Pursuant to the terms and conditions of the Second Sublease Modification, effective July 15, 2008, emarketer shall sublease from the Company the Company’s offices located on the 31st floor of the Building.  Effective August 1, 2010, emarketer shall be substituted in place of the Company as the Tenant under the Office Lease by and between the Company and the Landlord dated December 14, 1999, as amended March 2, 2000 (the “Lease”), pursuant to which the Company leased its offices located on the 31st and 32nd floor of the Building, and the Company shall be released from any and all obligations under the Lease.

Pursuant to the terms and conditions of the Consent, the Landlord provided its consent to the Sublease and extension of the Second Sublease Modification and the term of the Lease shall be extended for three years until July 31, 2013.   The Second Sublease Modification shall be subject and subordinate to the Lease and may not be modified without the Landlord’s consent.

The Company is currently renting office space at 419 Lafayette Street, New York, N.Y. 10003, on an interim basis while it seeks long-term facilities.

A copy of the Second Sublease Modification is attached as Exhibit 99.1 hereto and a copy of the Consent is attached as Exhibit 99.2 hereto.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Document
99.1	Second Modification to Sublease Agreement, dated as of July 15, 2008, by and between the Company and the Subtenant.
99.2	Consent to Sublease and Lease Extension Agreement, dated as of July 15, 2008, by and among the Company, the Landlord and the Subtenant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTATHREE, INC.

Date: August 6, 2008	By:	/s/ Peter Friedman
Peter Friedman
General Counsel and Secretary